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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                   -------------------------------------------



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)         July 20, 2000
                                                  ---------------------------

                     SEACOAST FINANCIAL SERVICES CORPORATION
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               (Exact Name of Registrant as Specified in Charter)


      MASSACHUSETTS                  000-25077                 04-1659040
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(State or other jurisdic-           (Commission               (IRS Employer
 tion of incorporation)             File Number)          Identification Number)


               ONE COMPASS PLACE, NEW BEDFORD, MASSACHUSETTS 02740
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               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code    (508) 984-6000
                                                    -------------------

              791 PURCHASE STREET, NEW BEDFORD, MASSACHUSETTS 02740
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5.  OTHER EVENTS.

         On July 20, 2000, Seacoast Financial Services Corporation ("Seacoast"), a Massachusetts corporation, entered into an Agreement and Plan of Merger (the "Merger Agreement") with Home Port Bancorp, Inc. ("Home Port"), a Delaware corporation. A copy of the joint press release issued by Seacoast and Home Port on July 21, 2000 and the Merger Agreement are filed as exhibits hereto and are incorporated by reference herein.

         Under the terms of the Merger Agreement, Seacoast will acquire all of the outstanding shares of common stock of Home Port for a purchase price of $37.00 per share.

         As part of the Merger, Seacoast and Home Port have also entered into a Stock Option Agreement (the "Option Agreement") dated July 20, 2000 pursuant to which Home Port has granted an option (the "Option") to Seacoast to purchase up to 366,536 shares of Home Port common stock (19.9% of the outstanding Home Port common stock) under certain conditions, at a price of $37.00 per share. Seacoast conditioned its willingness to enter into the Merger Agreement on receipt of the Option. A copy of the Option Agreement is filed as an exhibit hereto and is incorporated by reference herein.

         The transaction, which is subject to customary closing conditions, has been approved by the Boards of Directors of both Home Port and Seacoast. It must also be approved by the stockholders of Home Port as well as by regulatory authorities.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements of Business Acquired.

                  Not Applicable.

         (b)      Pro Forma Financial Information.

                  Not Applicable.

         (c)      Exhibits.

         (1) Agreement and Plan of Merger between Seacoast Financial Services Corporation and Home Port Bancorp, Inc., dated July 20, 2000.

         (2)      Press release dated July 21, 2000.

         (3) Stock Option Agreement between Seacoast Financial Services Corporation and Home Port Bancorp, Inc., dated July 20, 2000.



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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                   SEACOAST FINANCIAL SERVICES CORPORATION


                                   By: KEVIN G. CHAMPAGNE
                                       ---------------------------------------
                                       Kevin G. Champagne
                                       President and Chief Executive Officer